Results of Meeting of Shareholders

EQUITY PORTFOLIO
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the five nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Gumer C. Alvero          174,251,307.396               9,547,358.025
Timothy V. Bechtold      174,389,506.554               9,409,158.867
Rodney P. Burwell        174,598,141.098               9,200,524.323
Jean B. Keffeler         173,908,308.749               9,890,356.672
Thomas R. McBurney       174,643,287.808               9,155,377.613

Proposal 2
To ratify the selection of independent auditors*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   176,615,110.588         4,241,843.886       2,941,710.947           0.000

Proposal 3
To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   164,078,394.520        16,024,822.847       3,695,448.054           0.000

Proposal 4
To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   43,748,054.034          3,175,038.320       1,793,995.489           0.000

Proposal 5
To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   42,908,293.007          4,530,656.895       1,278,137.941           0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

EQUITY INCOME PORTFOLIO
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the five nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Gumer C. Alvero           174,251,307.396               9,547,358.025
Timothy V. Bechtold       174,389,506.554               9,409,158.867
Rodney P. Burwell         174,598,141.098               9,200,524.323
Jean B. Keffeler          173,908,308.749               9,890,356.672
Thomas R. McBurney        174,643,287.808               9,155,377.613

Proposal 2
To ratify the selection of independent auditors*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   176,615,110.588         4,241,843.886       2,941,710.947           0.000

Proposal 3
To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   164,078,394.520        16,024,822.847       3,695,448.054           0.000

Proposal 4
To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
     735,385.730            45,746.526          31,673.689             0.000

Proposal 5
To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
     738,897.729            46,807.008          27,101.208             0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

GOVERNMENT SECURITIES PORTFOLIO
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the five nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Gumer C. Alvero          174,251,307.396               9,547,358.025
Timothy V. Bechtold      174,389,506.554               9,409,158.867
Rodney P. Burwell        174,598,141.098               9,200,524.323
Jean B. Keffeler         173,908,308.749               9,890,356.672
Thomas R. McBurney       174,643,287.808               9,155,377.613

Proposal 2
To ratify the selection of independent auditors*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   176,615,110.588         4,241,843.886       2,941,710.947           0.000

Proposal 3
To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   164,078,394.520        16,024,822.847       3,695,448.054           0.000

Proposal 4
To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
    2,292,731.916           159,657.568         52,923.478             0.000

Proposal 5
To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
    2,242,036.121           219,611.550         43,665.291             0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

INCOME PORTFOLIO
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the five nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Gumer C. Alvero           174,251,307.396               9,547,358.025
Timothy V. Bechtold       174,389,506.554               9,409,158.867
Rodney P. Burwell         174,598,141.098               9,200,524.323
Jean B. Keffeler          173,908,308.749               9,890,356.672
Thomas R. McBurney        174,643,287.808               9,155,377.613

Proposal 2
To ratify the selection of independent auditors*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   176,615,110.588         4,241,843.886       2,941,710.947           0.000

Proposal 3
To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   164,078,394.520        16,024,822.847       3,695,448.054           0.000

Proposal 4
To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
    9,608,219.845           540,612.959         304,373.519            0.000

Proposal 5
To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
    9,491,766.490           769,579.423         191,860.410            0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

INTERNATIONAL EQUITY PORTFOLIO
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the five nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Gumer C. Alvero           174,251,307.396               9,547,358.025
Timothy V. Bechtold       174,389,506.554               9,409,158.867
Rodney P. Burwell         174,598,141.098               9,200,524.323
Jean B. Keffeler          173,908,308.749               9,890,356.672
Thomas R. McBurney        174,643,287.808               9,155,377.613

Proposal 2
To ratify the selection of independent auditors*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   176,615,110.588         4,241,843.886       2,941,710.947           0.000

Proposal 3
To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   164,078,394.520        16,024,822.847       3,695,448.054           0.000

Proposal 4
To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   17,475,102.228          1,089,399.071        687,428.991            0.000

Proposal 5
To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   17,068,152.943          1,741,605.081        442,172.266            0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

MANAGED PORTFOLIO
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the five nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Gumer C. Alvero           174,251,307.396               9,547,358.025
Timothy V. Bechtold       174,389,506.554               9,409,158.867
Rodney P. Burwell         174,598,141.098               9,200,524.323
Jean B. Keffeler          173,908,308.749               9,890,356.672
Thomas R. McBurney        174,643,287.808               9,155,377.613

Proposal 2
To ratify the selection of independent auditors*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   176,615,110.588         4,241,843.886       2,941,710.947           0.000

Proposal 3
To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   164,078,394.520        16,024,822.847       3,695,448.054           0.000

Proposal 4
To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   29,492,419.403          2,247,294.320       1,102,813.120           0.000

Proposal 5
To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   29,089,978.573          2,959,513.683        793,034.587            0.000

* Denotes Registrant-wide proposals and voting results.

Results of Meeting of Shareholders

MONEY MARKET PORTFOLIO
REGULAR MEETING OF SHAREHOLDERS HELD ON NOVEMBER 13, 2002
(UNAUDITED)

A brief description of each proposal voted upon at the meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal is set forth below.

Proposal 1
To elect the five nominees specified below as Board members*.

                        Shares Voted "For"  Shares Withholding Authority to Vote
Gumer C. Alvero           174,251,307.396               9,547,358.025
Timothy V. Bechtold       174,389,506.554               9,409,158.867
Rodney P. Burwell         174,598,141.098               9,200,524.323
Jean B. Keffeler          173,908,308.749               9,890,356.672
Thomas R. McBurney        174,643,287.808               9,155,377.613

Proposal 2
To ratify the selection of independent auditors*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   176,615,110.588         4,241,843.886       2,941,710.947           0.000

Proposal 3
To amend the Articles of Incorporation to allow one vote/dollar instead of one vote/share*.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   164,078,394.520        16,024,822.847       3,695,448.054           0.000

Proposal 4
To approve changes to the Investment Management Services Agreement.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   63,294,098.754          4,232,551.481       1,689,144.980           0.000

Proposal 5
To approve a policy authorizing AEFC, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval.

 Shares Voted "For"   Shares Voted "Against"    Abstentions     Broker Non-Votes
   62,808,940.711          5,060,926.132       1,345,928.372           0.000

* Denotes Registrant-wide proposals and voting results.